SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

October 31, 2005

(Date of Report)

August 16, 2005

(Date of Earliest Event Reported)

T-Bay Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada (State or other jurisdiction of incorporation)	33-37099S Commission File Number	91-1465664 (IRS Employer I.D. No.)

208 South Academy Avenue, Suite 130, Eagle, Idaho 83616

(Address of Principal Executive Offices)

(208) 342-8888

(Registrant's Telephone Number)

Not Applicable.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] ~~¨~~	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] ~~¨~~	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] ~~¨~~	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] ~~¨~~	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01

Financial Statements and Exhibits

          (a)  Financial statements of businesses acquired.

Previously filed on Form 8-K

          (b)  Pro forma financial information.

T-Bay Holdings, Inc.

Unaudited Pro Forma Combined Financial Information, June 30, 2005

(c) Exhibits.

None

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T-BAY HOLDINGS, INC.

DATE:  October 31, 2005

/s/ Xiaofeng Li

Xiaofeng Li, Chief Executive Officer

T-BAY HOLDINGS, INC.

Unaudited Pro Forma Combined Financial Information

June 30, 2005

T-BAY HOLDINGS, INC.

INDEX TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Introduction and Notes to Unaudited Pro Forma Combined Financial Information

5

Unaudited Pro Forma Combined Balance Sheets as of June 30, 2005

9

Unaudited Pro Forma Combined Statements of Operations:

-  For the Six Months Ended June 30, 2005

10

-  For the Year Ended December 31, 2004

11

T-BAY HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

June 30, 2005

Introduction

On [August 16, 2005], T-Bay Holdings, Inc. ("T-Bay") issued 18,550,000 shares of its common stock for all of Amber Link International Limited’s (“Amber Link”) and Wise Target International Limited’s (“Wise Target”) outstanding shares of common stock.  Amber Link and Wise Target are two of the owners of Shanghai Sunplus Communication Co. Ltd. (“Sunplus”).  As of June 30, 2005, Wise Target owned a 74% interest and Amber Link owned a 21% interest in Sunplus.  After the Merger, T-Bay owns a 95% interest in Sunplus.

The following unaudited pro forma financial information has been prepared giving pro forma effects on the statements of operations for the six months ended June 30, 2005 and for the year ended December 31, 2004 as if the transaction occurred at the beginning of the fiscal year presented.  The pro forma balance sheet assumes the transaction occurred on the balance sheet date.  The actual merger occurred on [August 16, 2005].

The unaudited pro forma financial information is based upon the historical financial statements of T-Bay and the historical financial statements of Amber Link, consolidated historical financial statements of Wise Target after giving effect to pro forma adjustments described in the accompanying notes.

The unaudited pro forma financial information does not purport to represent what the results of operations of T-Bay, Amber Link, Wise Target and Sunplus would actually have been if the events described below had in fact occurred at the beginning of the fiscal year presented, or any other date, or to project the net profit of T-Bay, Amber Link, Wise Target and Sunplus for any future period.  The adjustments are based on currently available information and certain estimates and assumptions.  However, management believes that the assumptions provide a reasonable basis for presenting the unaudited pro forma financial information and that pro forma adjustments give effect to those assumptions and are properly applied in the unaudited pro forma financial information.

For accounting purpose, the combination is being reflected as a recapitalization of Amber Link and Wise Target, with Amber Link and Wise Target as the acquirers.  The 18,550,000 T-Bay shares issued are treated as issued by Amber Link and Wise Target for cash and are shown as outstanding for all periods presented.  The combined results of operations will be primarily those of Wise Target and Amber Link, which in effect are those of Sunplus.

Notes to unaudited pro forma combined financial information

(1)

Description of pro forma adjustments

The following is a summary of the pro forma adjustments reflected in the unaudited pro forma combined balance sheets and statements of operations.

(a)

To reverse Amber Link’s equity accounting for Sunplus and to reverse Wise Target’s minority interest in respect of Amber Link’s interest in Sunplus.

(b)

To reflect the issuance of 18,550,000 shares by T-Bay.

(c)

To transfer the accumulated deficits of T-Bay to capital surplus.

(2)

Weighted average number of shares outstanding

Pro forma basic earnings per share amounts are calculated based on the registrant’s weighted average number of shares outstanding before the merger and the shares issued in the merger.

T-BAY HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

June 30, 2005

Notes to unaudited pro forma combined financial information (continued)

(3)

 Statement of Operations of Amber Link for the six months ended June 30, 2005

The statement of operations of Amber Link for the six months ended June 30, 2005 was derived from the statements of operations for the two quarters ended March 31, 2005 and June 30, 2005 as follows:-

	Three months ended March 31, 2005	Three months ended June 30, 2005	Six months ended June 30, 2005
	US$’000	US$’000	US$’000

NET REVENUE	-	-	-

COST OF REVENUE	-	-	-

GROSS PROFIT	-	-	-

OPERATING EXPENSES
General and administrative expenses	1	-	1

TOTAL OPERATING EXPENSES	1	-	1

LOSS FROM OPERATIONS	(1)	-	(1)

NON-OPERATING INCOME
Other income	158	223	381

TOTAL NON-OPERATING INCOME	158	223	381

NET INCOME	157	223	380

T-BAY HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

June 30, 2005

Notes to unaudited pro forma combined financial information (continued)

(4)

Statement of Operations of Wise Target for the six months ended June 30, 2005

The statement of operations of Wise Target for the six months ended June 30, 2005 was derived from the statements of operations for the two quarters ended March 31, 2005 and June 30, 2005 as follows:-

	Three months ended March 31, 2005	Three months ended June 30, 2005	Six months ended June 30, 2005
	US$’000	US$’000	US$’000

NET REVENUE	3,098	5,229	8,327

COST OF REVENUE	1,444	3,158	4,602

GROSS PROFIT	1,654	2,071	3,725

OPERATING EXPENSES
Selling expenses	40	107	147
General and administrative expenses	741	720	1,461

TOTAL OPERATING EXPENSES	781	827	1,608

INCOME FROM OPERATIONS	873	1,244	2,117

NON-OPERATING INCOME
Other income	12	2	14

TOTAL NON-OPERATING INCOME	12	2	14

INTEREST EXPENSE	-	2	2

INCOME BEFORE INCOME TAXES AND MINORITY INTEREST	885	1,244	2,129

INCOME TAXES	(133)	(181)	(314)

INCOME BEFORE MINORITY INTEREST	752	1,063	1,815

MINORITY INTEREST	(196)	(276)	(472)

NET INCOME	556	787	1,343

T-BAY HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEETS

As of June 30, 2005

(In United States Dollars)

	T-Bay	Amber Link	Wise Target Consolidated	Notes	Adjustments	Pro forma Combined
	US$’000	US$’000	US$’000		US$’000	US$’000
					(Note 1)
ASSETS
CURRENT ASSETS
Cash and cash equivalents	-	-	813			813
Accounts receivable, net	-	-	9,726			9,726
Prepayments, deposits and other receivables, net
Related parties	-	-	3			3
Third parties	-	-	587			587
VAT recoverable	-	-	67			67
Inventories	-	-	7,769			7,769

Total current assets	-	-	18,965			18,965

PROPERTY, PLANT AND EQUIPMENT, NET	-	-	495			495

INVESTMENT IN AN ASSOCIATE	-	2,561	-	1(a)	(2,561)	-

INTANGIBLE ASSETS, NET	-	-	48			48

TOTAL ASSETS	-	2,561	19,508			19,508

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable	-	-	4,581			4,581
Accruals and other payables
Related party	25	771	2,791			3,587
Third parties	61	-	660			721
Receipts in advance	-	-	1,692			1,692
Income tax payable	-	-	314			314

Total current liabilities	86	771	10,038			10,895

MINORITY INTEREST	-	-	3,082	1(a)	(2,580)	502

STOCKHOLDERS’ EQUITY
Paid-in registered capital	8	-	-	1(b)	19	27
Capital surplus	876	-	-	1(b) 1(c)	(19) (970)	(113)
Statutory surplus fund	-	-	513	1(a)	146	659
Translation adjustment	-	-	(7)			(7)
Retained earnings/ (Accumulated deficits)	(970)	1,790	5,882	1(a) 1(c)	(127) 970	7,545

Total stockholders’ equity	(86)	1,790	6,388			8,111

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	-	2,561	19,508			19,508

The accompanying notes are an integral part of the unaudited pro forma combined financial information

T-BAY HOLDINGS, INC .

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2005

(In United States Dollars, Except Number of Shares)

	T-Bay	Amber Link*	Wise Target Consolidated*	Notes	Adjustments	Pro forma Combined
	US$’000	US$’000	US$’000		US$’000	US$’000
		(Note 3)	(Note 4)		(Note 1)

NET REVENUE	-	-	8,327			8,327

COST OF REVENUE	-	-	4,602			4,602

GROSS PROFIT	-	-	3,725			3,725

OPERATING EXPENSES
Selling expenses	-	-	147			147
General and administrative expenses	39	1	1,461			1,501

TOTAL OPERATING EXPENSES	39	1	1,608			1,648

INCOME (LOSS) FROM OPERATIONS	(39)	(1)	2,117			2,077

NON-OPERATING INCOME
Other income	-	-	14			14
Investment income recognized by equity method	-	381	-	1(a)	(381)	-

TOTAL NON-OPERATING INCOME	-	381	14			14

INTEREST EXPENSE	-	-	2			2

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	(39)	380	2,129			2,089

INCOME TAXES	-	-	(314)			(314)

INCOME (LOSS) BEFORE MINORITY INTEREST	(39)	380	1,815			1,775

MINORITY INTEREST	-	-	(472)	1(a)	381	(91)

NET INCOME (LOSS)	(39)	380	1,343			1,684

WEIGHTED AVERAGE NUMBER OF SHARES	6,315					24,865

EARNINGS PER SHARE	0.01					0.07

* Three months ended March 31, 2005 plus three months ended June 30, 2005

The accompanying notes are an integral part of the unaudited pro forma combined financial information

T-BAY HOLDINGS, INC.

UNAUDITED PRO FORMA COMBINED STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2004

 (In United States Dollars, Except Number of Shares)

	T-Bay	Amber Link*	Wise Target Consolidated*	Notes	Adjustments	Pro forma Combined
	US$’000	US$’000	US$’000		US$’000	US$’000
					(Note 1)

NET REVENUE	-	-	33,864			33,864

COST OF REVENUE	-	-	24,203			24,203

GROSS PROFIT	-	-	9,661			9,661

OPERATING EXPENSES
Selling expenses	-	-	175			175
General and administrative expenses	27	1	3,217			3,245

TOTAL OPERATING EXPENSES	27	1	3,392			3,420

INCOME (LOSS) FROM OPERATIONS	(27)	(1)	6,269			6,241

NON-OPERATING INCOME
Other income	-	-	14			14
Investment income recognized by equity method	-	1,255	-	1(a)	(1,255)	-

TOTAL NON-OPERATING INCOME	-	1,255	14			14

INTEREST EXPENSE	-	-	127			127

INCOME (LOSS) BEFORE INCOME TAXES AND MINORITY INTEREST	(27)	1,254	6,156			6,128

INCOME TAXES	-	-	(181)			(181)

INCOME (LOSS) BEFORE MINORITY INTEREST	(27)	1,254	5,975			5,947

MINORITY INTEREST	-	-	(1,554)	1(a)	1,255	(299)

NET INCOME (LOSS)	(39)	1,254	4,421			5,648

WEIGHTED AVERAGE NUMBER OF SHARES	601					19,151

EARNINGS PER SHARE	0.06					0.29

* Year ended March 31, 2005

The accompanying notes are an integral part of the unaudited pro forma combined financial information